                                                               [CHARLES J. KOCH]

EXHIBIT 10.27

                AMENDMENT 3 TO SUPPLEMENTAL RETIREMENT AGREEMENT

         This Amendment 3 to Supplemental Retirement Agreement (this "Amendment") dated as of this 1st day of February, 2004 by and between Charter One Financial, Inc., its successors and assigns (the "Company") and Charles J. Koch (the "Executive") for the purpose of modifying and amending that certain Supplemental Retirement Agreement between the parties dated as of October 31, 1995, as amended pursuant to Amendments 1 and 2 thereto dated as of May 3, 1996, and July 1, 2002, respectively (the "SRA").

                              W I T N E S S E T H :

         To induce the Executive to continue his employment with the Company, the board of directors of the Company has decided to increase the monthly benefit under the SRA based upon his continued employment commitment to the Company. This Amendment provides an enhanced supplemental retirement benefit to the Executive by increasing the Accrued Benefit Percentage under Section 1(a)(ii) of the SRA and by increasing the dollar cap of the Monthly Benefit from $45,000 to up to $73,125 under Section 1(g) of the SRA (collectively, the "Enhanced SRA Benefit"). The Company is providing the Enhanced SRA Benefit to the Executive as part and parcel of the 2004 Senior Executive Retention Plan of the Company which also includes a deferred compensation benefit to be provided by the Company to the Executive pursuant either to the Company's 2004 Senior Executive Cash Deferred Compensation Plan or the Company's 2004 Senior Executive Stock Unit Deferred Compensation Plan, whichever is applicable (the "2004 Senior Executive DCP") and the Executive's associated 2004 Senior Executive Cash Deferred Compensation Plan Agreement or 2004 Senior Executive Stock Unit Deferred Compensation Plan Agreement, whichever is applicable (the "Executive's DCP Plan Agreement").

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. Section 1(a) of the SRA is hereby amended and fully restated as follows:

                           "(a)     ACCRUED BENEFIT PERCENTAGE shall mean the
                  aggregate of (i) .25% for each of the first 60 calendar quarters that the Executive has heretofore been or is hereinafter employed by the Company, any of its subsidiaries (or any predecessors or successors thereto by merger or purchase) plus .875% for each calendar quarter of employment thereafter, calculated through the last day of the calendar quarter in which the Executive (A) experiences a Separation from Service or (B) attains Normal Retirement Age, whichever shall first occur; plus (ii) subject to the forfeiture provisions of Section 3(k) below, 25% if the Executive (A) is employed by the Company or any of its subsidiaries (or any successors thereto by merger or purchase) on December 31, 2008, (B) experiences a Separation from Service For Good Reason prior to January 1, 2009 or (C) experiences a Separation of Service Without Cause prior to January 1, 2009; provided however, in no event shall the Accrued Benefit Percentage exceed 70%. There shall be no duplication of the Accrued Benefit Percentage for service with more than one employer."

         2. Section 1(b) of the SRA is hereby amended and fully restated as follows:

                           "BENEFIT COMMENCEMENT DATE shall mean the last day of
                  the calendar month following the earliest of (i) Normal Retirement Age, (ii) the date the Executive attains (or but for his death would have attained) age 65 if prior thereto he experiences a Separation from Service for Cause, (iii) the date of the Executive's Separation from Service for any reason other than Cause provided the Executive is then age 58 or older, (iv) the date the Executive attains (or but for his death would have attained) the age of 58 years if he experiences a Separation from Service for any reason other than Cause prior to his attaining age 58 or (v) 6 months after the date of death of the Executive if he dies while employed by the Company or any of its subsidiaries (or any successors thereto by merger or purchase)."

         3. Section 1(c) of the SRA is hereby amended and fully restated as follows:

                           "(c)     CAUSE shall mean a Separation from Service
                  by action of the Company or any of its subsidiaries (or any successor by merger or purchase) (i) due to the Executive's dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (excluding violations which do not have an adverse effect on the Company or Charter One Bank, N.A. (or any successors thereto by merger or purchase)), or material breach of any provision of his written employment agreement with the Company which results in a Termination for Cause under such employment agreement; or (ii) after the Executive is permanently prohibited from participation in the conduct of the affairs of the Company or any of its subsidiaries (or any successors by merger or purchase) by a governmental or regulatory authority.

         4. Section 1(g) of the SRA is hereby amended and fully restated as follows:

                           "(g)     MONTHLY BENEFIT shall mean the Average
                  Compensation multiplied by the Accrued Benefit Percentage. Notwithstanding the foregoing, (i) the Monthly Benefit shall not exceed $45,000 if the Executive (A) experiences a Separation from Service prior to January 1, 2009 for any reason other than (1) For Good Reason or (2) Without Cause, or
                  (B) forfeits the Enhanced SRA under Section 3(k) below; or
                  (ii) the Monthly Benefit shall not exceed $73,125 if the Executive (A) experiences (1) a Separation from Service For Good Reason prior to January 1, 2009, (2) a Separation of Service Without Cause prior to January 1, 2009, or (3) a Separation from Service after December 31, 2008 and (B) has not forfeited the Enhanced SRA under Section 3(k) below.

         5. The SRA is hereby further amended by the addition of the following new Sections 1(k) and (m):

                           "(k)     FOR GOOD REASON shall mean a Separation from
                  Service by action of the Executive due to a material diminution of or interference with his duties, responsibilities or benefits which constitutes an Involuntary Termination (as defined in the Executive's written employment agreement with the Company) by action of the Executive.

                           (l) WITHOUT CAUSE shall mean a Separation from Service by action of the Company or any of its subsidiaries (or any successors thereto by merger or purchase), but specifically excluding a Separation from Service for Cause or on account of the disability of the Executive."

         6. The SRA is hereby further amended by the addition of the following new Section 3(k),:

                           "(k) FORFEITURE OF THE ENHANCED BENEFIT. If the
                  Executive forfeits his Vested Account Balance (as such term is defined in the 2004 Senior Executive DCP) pursuant to the terms of the 2004 Senior Executive DCP, then in any such event, the Executive shall likewise forfeit the Enhanced SRA Benefit and any rights of the Executive to the Enhanced SRA Benefit shall cease and terminate (i.e. the Executive shall not be entitled to the benefit provided in Section 1(a)(ii) or a Monthly Benefit in excess of $45,000). The 2004 Senior Executive DCP and the Executive's DCP Plan Agreement are hereby incorporated herein by reference. If the Executive commences receiving the Enhanced SRA Benefit and subsequently forfeits the Enhanced SRA Benefit as provided above, then the Executive shall be obligated to return to the Company the cumulative amount of the Enhanced SRA Benefit previously paid to the Executive.

         7. Except as modified and amended herein, the SRA shall remain in full force and effect.

         The parties have caused this Amendment to be executed and delivered as of the date first above herein written.

                                     CHARTER ONE FINANCIAL, INC.

                                     By: /s/ Robert J. Vana
                                        ----------------------------------
                                              Authorized Officer

                                     EXECUTIVE

                                     /s/ Charles J. Koch
                                     -------------------------------------
                                     CHARLES J. KOCH

                                                                [RICHARD W. NEU]

                AMENDMENT 3 TO SUPPLEMENTAL RETIREMENT AGREEMENT

         This Amendment 3 to Supplemental Retirement Agreement (this "Amendment") dated as of this 1st day of February, 2004 by and between Charter One Financial, Inc., its successors and assigns (the "Company") and Richard W. Neu (the "Executive") for the purpose of modifying and amending that certain Supplemental Retirement Agreement between the parties dated as of October 31, 1995, as amended pursuant to Amendments 1 and 2 thereto dated as of May 3, 1996, and July 1, 2002, respectively (the "SRA").

                              W I T N E S S E T H :

         To induce the Executive to continue his employment with the Company, the board of directors of the Company has decided to increase the monthly benefit under the SRA based upon his continued employment commitment to the Company. This Amendment provides an enhanced supplemental retirement benefit to the Executive by increasing the Accrued Benefit Percentage under Section 1(a)(ii) of the SRA and by increasing the dollar cap of the Monthly Benefit from $40,000 to up to $65,000 under Section 1(g) of the SRA (collectively, the "Enhanced SRA Benefit"). The Company is providing the Enhanced SRA Benefit to the Executive as part and parcel of the 2004 Senior Executive Retention Plan of the Company which also includes a deferred compensation benefit to be provided by the Company to the Executive pursuant to either the Company's 2004 Senior Executive Cash Deferred Compensation Plan or the Company's 2004 Senior Executive Stock Unit Deferred Compensation Plan, whichever is applicable (the "2004 Senior Executive DCP") and the Executive's associated 2004 Senior Executive Cash Deferred Compensation Plan Agreement or 2004 Senior Executive Stock Unit Deferred Compensation Plan Agreement, whichever is applicable (the "Executive's DCP Plan Agreement").

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. Section 1(a) of the SRA is hereby amended and fully restated as follows:

                           "(a)     ACCRUED BENEFIT PERCENTAGE shall mean the
                  aggregate of (i) .25% for each of the first 60 calendar quarters that the Executive has heretofore been or is hereinafter employed by the Company, any of its subsidiaries (or any predecessors or successors thereto by merger or purchase) plus .875% for each calendar quarter of employment thereafter, calculated through the last day of the calendar quarter in which the Executive (A) experiences a Separation from Service or (B) attains Normal Retirement Age, whichever shall first occur; plus (ii) subject to the forfeiture provisions of Section 3(k) below, (A) 25% if the Executive (1) is employed by the Company or any of its subsidiaries (or any successors thereto by merger or purchase) on December 31, 2008, (2) experiences a Separation from Service For Good Reason prior to January 1, 2009 but after Charles J. Koch ceases to be the Chief Executive Officer of the Company for any reason other than death or (3) experiences a Separation of Service Without Cause prior to January 1, 2009, or (B) 1/59 of 25% for each full calendar month of the Executive's employment with the Company or any of its subsidiaries (or any successors thereto by merger or purchase) commencing February 1, 2004 if the Executive experiences a Separation from Service For Good Reason prior to January 1, 2009 but after Charles J. Koch ceases to be the Chief Executive Officer of the Company due to death; provided however, in no event shall the Accrued Benefit Percentage exceed 70%. There shall be no duplication of the Accrued Benefit Percentage for service with more than one employer."

         2. Section 1(b) of the SRA is hereby amended and fully restated as follows:

                           "BENEFIT COMMENCEMENT DATE shall mean the last day of
                  the calendar month following the earliest of (i) Normal Retirement Age, (ii) the date the Executive attains (or but for his death would have attained) age 65 if prior thereto he experiences a Separation from Service for Cause, (iii) the date of the Executive's Separation from Service for any reason other than Cause provided the Executive is then age 58 or older, (iv) the date the Executive attains (or but for his death would have attained) the age of 58 years if he experiences a Separation from Service for any reason other than Cause prior to his attaining age 58 or (v) 6 months after the date of death of the Executive if he dies while employed by the Company or any of its subsidiaries (or any successors thereto by merger or purchase)."

         3. Section 1(c) of the SRA is hereby amended and fully restated as follows:

                           "(c)     CAUSE shall mean a Separation from Service
                  by action of the Company or any of its subsidiaries (or any successor by merger or purchase) (i) due to the Executive's dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (excluding violations which do not have an adverse effect on the Company or Charter One Bank, N.A. (or any successors thereto by merger or purchase)), or material breach of any provision of his written employment agreement with the Company which results in a Termination for Cause under such employment agreement; or (ii) after the Executive is permanently prohibited from participation in the conduct of the affairs of the Company or any of its subsidiaries (or any successors by merger or purchase) by a governmental or regulatory authority.

         4. Section 1(g) of the SRA is hereby amended and fully restated as follows:

                           "(g)     MONTHLY BENEFIT shall mean the Average
                  Compensation multiplied by the Accrued Benefit Percentage. Notwithstanding the foregoing, (i) the Monthly Benefit shall not exceed $40,000 if the

                  Executive (A) experiences a Separation from Service prior to January 1, 2009 for any reason other than (1) For Good Reason after Charles J. Koch is no longer the Chief Executive Officer of the Company or (2) Without Cause, or (B) forfeits the Enhanced SRA under Section 3(k) below; (ii) the Monthly Benefit shall not exceed $65,000 if the Executive (A) experiences a Separation from Service (1) For Good Reason prior to January 1, 2009 but after Charles J. Koch ceases to be the Chief Executive Officer of the Company for any reason other than death, (2) Without Cause prior to January 1, 2009, or (3) for any reason after December 31, 2008 and (B) has not forfeited the Enhanced SRA under Section 3(k) below; or (iii) the Monthly Benefit shall not exceed the aggregate of (A) $40,000 and (B) 1/59 of $25,000 for each full calendar month of the Executive's employment with the Company or any of its subsidiaries (or any successors by merger or purchase) commencing February 1, 2004 if the Executive (1) experiences a Separation from Service For Good Reason prior to January 1, 2009 but after Charles J. Koch ceases to be the Chief Executive Officer of the Company due to death and (2) has not forfeited the Enhanced SRA benefit under Section 3(k) below.

         5. The SRA is hereby further amended by the addition of the following new Sections 1(k) and (m):

                           "(k)     FOR GOOD REASON shall mean a Separation from
                  Service by action of the Executive due to a material diminution of or interference with his duties, responsibilities or benefits which constitutes an Involuntary Termination (as defined in the Executive's written employment agreement with the Company) by action of the Executive.

                           (l) WITHOUT CAUSE shall mean a Separation from Service by action of the Company or any of its subsidiaries (or any successors thereto by merger or purchase), but specifically excluding a Separation from Service for Cause or on account of the disability of the Executive.

         6. The SRA is hereby further amended by the addition of the following new Section 3(k),:

                           "(k)     FORFEITURE OF THE ENHANCED BENEFIT. If the
                  Executive forfeits his Vested Account Balance (as such term is defined in the 2004 Senior Executive DCP) pursuant to the terms of the 2004 Senior Executive DCP, then in any such event, the Executive shall likewise forfeit the Enhanced SRA Benefit and any rights of the Executive to the Enhanced SRA Benefit shall cease and terminate (i.e. the Executive shall not be entitled to the benefit provided in Section 1(a)(ii) or a Monthly Benefit in excess of $40,000). The 2004 Senior Executive DCP and the Executive's DCP Plan Agreement are hereby incorporated herein by reference."

         7. Except as modified and amended herein, the SRA shall remain in full force and effect.

         The parties have caused this Amendment to be executed and delivered as of the date first above herein written.

                                         CHARTER ONE FINANCIAL, INC.

                                         By: /s/ Charles John Koch
                                            ----------------------------------
                                                  Authorized Officer

                                         EXECUTIVE

                                         /s/ Richard W. Neu
                                         --------------------------------------
                                         RICHARD W. NEU

                                                                  [JOHN D. KOCH]

                AMENDMENT 3 TO SUPPLEMENTAL RETIREMENT AGREEMENT

         This Amendment 3 to Supplemental Retirement Agreement (this "Amendment") dated as of this 1st day of February, 2004 by and between Charter One Financial, Inc., its successors and assigns (the "Company") and John D. Koch (the "Executive") for the purpose of modifying and amending that certain Supplemental Retirement Agreement between the parties dated as of October 31, 1995, as amended pursuant to Amendments 1 and 2 thereto dated as of May 3, 1996, and July 1, 2002, respectively (the "SRA").

                              W I T N E S S E T H :

         To induce the Executive to continue his employment with the Company, the board of directors of the Company has decided to increase the monthly benefit under the SRA based upon his continued employment commitment to the Company. This Amendment provides an enhanced supplemental retirement benefit to the Executive by increasing the Accrued Benefit Percentage under Section 1(a)(ii) of the SRA and by increasing the dollar cap of the Monthly Benefit from $40,000 to up to $65,000 under Section 1(g) of the SRA (collectively, the "Enhanced SRA Benefit"). The Company is providing the Enhanced SRA Benefit to the Executive as part and parcel of the 2004 Senior Executive Retention Plan of the Company which also includes a deferred compensation benefit to be provided by the Company to the Executive pursuant to either the Company's 2004 Senior Executive Cash Deferred Compensation Plan or the Company's 2004 Senior Executive Stock Unit Deferred Compensation Plan, whichever is applicable (the "2004 Senior Executive DCP") and the Executive's associated 2004 Senior Executive Cash Deferred Compensation Plan Agreement or 2004 Senior Executive Stock Unit Deferred Compensation Plan Agreement, whichever is applicable (the "Executive's DCP Plan Agreement").

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. Section 1(a) of the SRA is hereby amended and fully restated as follows:

                           "(a)     ACCRUED BENEFIT PERCENTAGE shall mean the
                  aggregate of (i) .25% for each of the first 60 calendar quarters that the Executive has heretofore been or is hereinafter employed by the Company, any of its subsidiaries (or any predecessors or successors thereto by merger or purchase) plus .875% for each calendar quarter of employment thereafter, calculated through the last day of the calendar quarter in which the Executive (A) experiences a Separation from Service or (B) attains Normal Retirement Age, whichever shall first occur; plus (ii) subject to the forfeiture provisions of Section 3(k) below, (A) 25% if the Executive (1) is employed by the Company or any of its subsidiaries (or any successors thereto by merger or purchase) on December 31, 2008, (2) experiences a Separation from Service For Good Reason prior to January 1, 2009 but after Charles J. Koch ceases to be the Chief Executive Officer of the Company for any reason other than death or (3) experiences a Separation of Service Without Cause prior to January 1, 2009, or (B) 1/59 of 25% for each full calendar month of the Executive's employment with the Company or any of its subsidiaries (or any successors thereto by merger or purchase) commencing February 1, 2004 if the Executive experiences a Separation from Service For Good Reason prior to January 1, 2009 but after Charles J. Koch ceases to be the Chief Executive Officer of the Company due to death; provided however, in no event shall the Accrued Benefit Percentage exceed 70%. There shall be no duplication of the Accrued Benefit Percentage for service with more than one employer."

         2. Section 1(b) of the SRA is hereby amended and fully restated as follows:

                           "BENEFIT COMMENCEMENT DATE shall mean the last day of
                  the calendar month following the earliest of (i) Normal Retirement Age, (ii) the date the Executive attains (or but for his death would have attained) age 65 if prior thereto he experiences a Separation from Service for Cause, (iii) the date of the Executive's Separation from Service for any reason other than Cause provided the Executive is then age 58 or older, (iv) the date the Executive attains (or but for his death would have attained) the age of 58 years if he experiences a Separation from Service for any reason other than Cause prior to his attaining age 58 or (v) 6 months after the date of death of the Executive if he dies while employed by the Company or any of its subsidiaries (or any successors thereto by merger or purchase)."

         3. Section 1(c) of the SRA is hereby amended and fully restated as follows:

                           "(c)     CAUSE shall mean a Separation from Service
                  by action of the Company or any of its subsidiaries (or any successor by merger or purchase) (i) due to the Executive's dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (excluding violations which do not have an adverse effect on the Company or Charter One Bank, N.A. (or any successors thereto by merger or purchase)), or material breach of any provision of his written employment agreement with the Company which results in a Termination for Cause under such employment agreement; or (ii) after the Executive is permanently prohibited from participation in the conduct of the affairs of the Company or any of its subsidiaries (or any successors by merger or purchase) by a governmental or regulatory authority.

         4. Section 1(g) of the SRA is hereby amended and fully restated as follows:

                           "(g)     MONTHLY BENEFIT shall mean the Average
                  Compensation multiplied by the Accrued Benefit Percentage. Notwithstanding the foregoing, (i) the Monthly Benefit shall not exceed $40,000 if the

                  Executive (A) experiences a Separation from Service prior to January 1, 2009 for any reason other than (1) For Good Reason after Charles J. Koch is no longer the Chief Executive Officer of the Company or (2) Without Cause, or (B) forfeits the Enhanced SRA under Section 3(k) below; (ii) the Monthly Benefit shall not exceed $65,000 if the Executive (A) experiences a Separation from Service (1) For Good Reason prior to January 1, 2009 but after Charles J. Koch ceases to be the Chief Executive Officer of the Company for any reason other than death, (2) Without Cause prior to January 1, 2009, or (3) for any reason after December 31, 2008 and (B) has not forfeited the Enhanced SRA under Section 3(k) below; or (iii) the Monthly Benefit shall not exceed the aggregate of (A) $40,000 and (B) 1/59 of $25,000 for each full calendar month of the Executive's employment with the Company or any of its subsidiaries (or any successors by merger or purchase) commencing February 1, 2004, if the Executive (1) experiences a Separation from Service For Good Reason prior to January 1, 2009 but after Charles J. Koch ceases to be the Chief Executive Officer of the Company due to death and (2) has not forfeited the Enhanced SRA benefit under Section 3(k) below.

         5. The SRA is hereby further amended by the addition of the following new Sections 1(k) and (m):

                           "(k)     FOR GOOD REASON shall mean a Separation from
                  Service by action of the Executive due to a material diminution of or interference with his duties, responsibilities or benefits which constitutes an Involuntary Termination (as defined in the Executive's written employment agreement with the Company) by action of the Executive.

                           (l) WITHOUT CAUSE shall mean a Separation from Service by action of the Company or any of its subsidiaries (or any successors thereto by merger or purchase), but specifically excluding a Separation from Service for Cause or on account of the disability of the Executive.

         6. The SRA is hereby further amended by the addition of the following new Section 3(k),:

                           "(k)     FORFEITURE OF THE ENHANCED BENEFIT. If the
                  Executive forfeits his Vested Account Balance (as such term is defined in the 2004 Senior Executive DCP) pursuant to the terms of the 2004 Senior Executive DCP, then in any such event, the Executive shall likewise forfeit the Enhanced SRA Benefit and any rights of the Executive to the Enhanced SRA Benefit shall cease and terminate (i.e. the Executive shall not be entitled to the benefit provided in Section 1(a)(ii) or a Monthly Benefit in excess of $40,000). The 2004 Senior Executive DCP and the Executive's DCP Plan Agreement are hereby incorporated herein by reference."

         7. Except as modified and amended herein, the SRA shall remain in full force and effect.

         The parties have caused this Amendment to be executed and delivered as of the date first above herein written.

                                        CHARTER ONE FINANCIAL, INC.

                                        By: /s/ Charles John Koch
                                           ----------------------------------
                                                 Authorized Officer

                                        EXECUTIVE

                                        /s/ John D. Koch
                                        -------------------------------------
                                        JOHN D. KOCH

                                                                [MARK D. GROSSI]

                AMENDMENT 3 TO SUPPLEMENTAL RETIREMENT AGREEMENT

         This Amendment 3 to Supplemental Retirement Agreement (this "Amendment") dated as of this 1st day of February, 2004 by and between Charter One Financial, Inc., its successors and assigns (the "Company") and Mark D. Grossi (the "Executive") for the purpose of modifying and amending that certain Supplemental Retirement Agreement between the parties dated as of October 31, 1995, as amended pursuant to Amendments 1 and 2 thereto dated as of May 3, 1996, and July 1, 2002, respectively (the "SRA").

                              W I T N E S S E T H :

         To induce the Executive to continue his employment with the Company, the board of directors of the Company has decided to increase the monthly benefit under the SRA based upon his continued employment commitment to the Company. This Amendment provides an enhanced supplemental retirement benefit to the Executive by increasing the Accrued Benefit Percentage under Section 1(a)(ii) of the SRA and by increasing the dollar cap of the Monthly Benefit from $40,000 to up to $65,000 under Section 1(g) of the SRA (collectively, the "Enhanced SRA Benefit"). The Company is providing the Enhanced SRA Benefit to the Executive as part and parcel of the 2004 Senior Executive Retention Plan of the Company which also includes a deferred compensation benefit to be provided by the Company to the Executive pursuant either to the Company's 2004 Senior Executive Cash Deferred Compensation Plan or the Company's 2004 Senior Executive Stock Unit Deferred Compensation Plan, whichever is applicable (the "2004 Senior Executive DCP") and the Executive's associated 2004 Senior Executive Cash Deferred Compensation Plan Agreement or 2004 Senior Executive Stock Unit Deferred Compensation Plan Agreement, whichever is applicable (the "Executive's DCP Plan Agreement").

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. Section 1(a) of the SRA is hereby amended and fully restated as follows:

                           "(a)     ACCRUED BENEFIT PERCENTAGE shall mean the
                  aggregate of (i) .25% for each of the first 60 calendar quarters that the Executive has heretofore been or is hereinafter employed by the Company, any of its subsidiaries (or any predecessors or successors thereto by merger or purchase) plus .875% for each calendar quarter of employment thereafter, calculated through the last day of the calendar quarter in which the Executive (A) experiences a Separation from Service or (B) attains Normal Retirement Age, whichever shall first occur; plus (ii) subject to the forfeiture provisions of Section 3(k) below, (A) 25% if the Executive (1) is employed by the Company or any of its subsidiaries (or any successors thereto by merger or purchase) on December 31, 2008, (2) experiences a Separation from Service For Good Reason prior to January 1, 2009 but after Charles J. Koch ceases to be the Chief Executive Officer of the Company for any reason other than death or (3) experiences a Separation of Service Without Cause prior to January 1, 2009, or (B) 1/59 of 25% for each full calendar month of the Executive's employment with the Company or any of its subsidiaries (or any successors thereto by merger or purchase) commencing February 1, 2004 if the Executive experiences a Separation from Service For Good Reason prior to January 1, 2009 but after Charles J. Koch ceases to be the Chief Executive Officer of the Company due to death; provided however, in no event shall the Accrued Benefit Percentage exceed 70%. There shall be no duplication of the Accrued Benefit Percentage for service with more than one employer."

         2. Section 1(b) of the SRA is hereby amended and fully restated as follows:

                           "BENEFIT COMMENCEMENT DATE shall mean the last day of
                  the calendar month following the earliest of (i) Normal Retirement Age, (ii) the date the Executive attains (or but for his death would have attained) age 65 if prior thereto he experiences a Separation from Service for Cause, (iii) the date of the Executive's Separation from Service for any reason other than Cause provided the Executive is then age 58 or older, (iv) the date the Executive attains (or but for his death would have attained) the age of 58 years if he experiences a Separation from Service for any reason other than Cause prior to his attaining age 58 or (v) 6 months after the date of death of the Executive if he dies while employed by the Company or any of its subsidiaries (or any successors thereto by merger or purchase)."

         3. Section 1(c) of the SRA is hereby amended and fully restated as follows:

                           "(c)     CAUSE shall mean a Separation from Service
                  by action of the Company or any of its subsidiaries (or any successor by merger or purchase) (i) due to the Executive's dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (excluding violations which do not have an adverse effect on the Company or Charter One Bank, N.A. (or any successors thereto by merger or purchase)), or material breach of any provision of his written employment agreement with the Company which results in a Termination for Cause under such employment agreement; or (ii) after the Executive is permanently prohibited from participation in the conduct of the affairs of the Company or any of its subsidiaries (or any successors by merger or purchase) by a governmental or regulatory authority.

         4. Section 1(g) of the SRA is hereby amended and fully restated as follows:

                           "(g)     MONTHLY BENEFIT shall mean the Average
                  Compensation multiplied by the Accrued Benefit Percentage. Notwithstanding the foregoing, (i) the Monthly Benefit shall not exceed $40,000 if the

                  Executive (A) experiences a Separation from Service prior to January 1, 2009 for any reason other than (1) For Good Reason after Charles J. Koch is no longer the Chief Executive Officer of the Company or (2) Without Cause, or (B) forfeits the Enhanced SRA under Section 3(k) below; (ii) the Monthly Benefit shall not exceed $65,000 if the Executive (A) experiences a Separation from Service (1) For Good Reason prior to January 1, 2009 but after Charles J. Koch ceases to be the Chief Executive Officer of the Company for any reason other than death, (2) Without Cause prior to January 1, 2009, or (3) for any reason after December 31, 2008 and (B) has not forfeited the Enhanced SRA under Section 3(k) below; or (iii) the Monthly Benefit shall not exceed the aggregate of (A) $40,000 and (B) 1/59 of $25,000 for each full calendar month of the Executive's employment with the Company or any of its subsidiaries (or any successors by merger or purchase) commencing February 1, 2004, if the Executive (1) experiences a Separation from Service For Good Reason prior to January 1, 2009 but after Charles J. Koch ceases to be the Chief Executive Officer of the Company due to death and (2) has not forfeited the Enhanced SRA benefit under Section 3(k) below.

         5. The SRA is hereby further amended by the addition of the following new Sections 1(k) and (m):

                           "(k)     FOR GOOD REASON shall mean a Separation from
                  Service by action of the Executive due to a material diminution of or interference with his duties, responsibilities or benefits which constitutes an Involuntary Termination (as defined in the Executive's written employment agreement with the Company) by action of the Executive.

                           (l) WITHOUT CAUSE shall mean a Separation from Service by action of the Company or any of its subsidiaries (or any successors thereto by merger or purchase), but specifically excluding a Separation from Service for Cause or on account of the disability of the Executive.

         6. The SRA is hereby further amended by the addition of the following new Section 3(k),:

                           "(k)     FORFEITURE OF THE ENHANCED BENEFIT. If the
                  Executive forfeits his Vested Account Balance (as such term is defined in the 2004 Senior Executive DCP) pursuant to the terms of the 2004 Senior Executive DCP, then in any such event, the Executive shall likewise forfeit the Enhanced SRA Benefit and any rights of the Executive to the Enhanced SRA Benefit shall cease and terminate (i.e. the Executive shall not be entitled to the benefit provided in Section 1(a)(ii) or a Monthly Benefit in excess of $40,000). The 2004 Senior Executive DCP and the Executive's DCP Plan Agreement are hereby incorporated herein by reference."

         7. Except as modified and amended herein, the SRA shall remain in full force and effect.

         The parties have caused this Amendment to be executed and delivered as of the date first above herein written.

                                       CHARTER ONE FINANCIAL, INC.

                                       By: /s/ Charles John Koch
                                          ----------------------------------
                                                Authorized Officer

                                       EXECUTIVE

                                       /s/ Mark D. Grossi
                                       -------------------------------------
                                       MARK D. GROSSI

                                                                [ROBERT J. VANA]

                AMENDMENT 3 TO SUPPLEMENTAL RETIREMENT AGREEMENT

         This Amendment 3 to Supplemental Retirement Agreement (this "Amendment") dated as of this 1st day of February, 2004 by and between Charter One Financial, Inc., its successors and assigns (the "Company") and Robert J. Vana (the "Executive") for the purpose of modifying and amending that certain Supplemental Retirement Agreement between the parties dated as of October 31, 1995, as amended pursuant to Amendments 1 and 2 thereto dated as of May 3, 1996, and July 1, 2002, respectively (the "SRA").

                              W I T N E S S E T H :

         To induce the Executive to continue his employment with the Company, the board of directors of the Company has decided to increase the monthly benefit under the SRA based upon his continued employment commitment to the Company. This Amendment provides an enhanced supplemental retirement benefit to the Executive by increasing the Accrued Benefit Percentage under Section 1(a)(ii) of the SRA and by increasing the dollar cap of the Monthly Benefit from $25,000 to up to $40,625 under Section 1(g) of the SRA (collectively, the "Enhanced SRA Benefit"). The Company is providing the Enhanced SRA Benefit to the Executive as part and parcel of the 2004 Senior Executive Retention Plan of the Company which also includes a deferred compensation benefit to be provided by the Company to the Executive pursuant to either the Company's 2004 Senior Executive Cash Deferred Compensation Plan or the Company's 2004 Senior Executive Stock Unit Deferred Compensation Plan, whichever is applicable (the "2004 Senior Executive DCP") and the Executive's associated 2004 Senior Executive Cash Deferred Compensation Plan Agreement or 2004 Senior Executive Stock Unit Deferred Compensation Plan Agreement, whichever is applicable (the "Executive's DCP Plan Agreement").

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. Section 1(a) of the SRA is hereby amended and fully restated as follows:

                           "(a)     ACCRUED BENEFIT PERCENTAGE shall mean the
                  aggregate of (i) .25% for each of the first 60 calendar quarters that the Executive has heretofore been or is hereinafter employed by the Company, any of its subsidiaries (or any predecessors or successors thereto by merger or purchase) plus .875% for each calendar quarter of employment thereafter, calculated through the last day of the calendar quarter in which the Executive (A) experiences a Separation from Service or (B) attains Normal Retirement Age, whichever shall first occur; plus (ii) subject to the forfeiture provisions of Section 3(k) below, (A) 25% if the Executive (1) is employed by the Company or any of its subsidiaries (or any successors thereto by merger or purchase) on December 31, 2008, (2) experiences a Separation from Service For Good Reason prior to January 1, 2009 but after Charles J. Koch ceases to be the Chief Executive Officer of the Company for any reason other than death or (3) experiences a Separation of Service Without Cause prior to January 1, 2009, or (B) 1/59 of 25% for each full calendar month of the Executive's employment with the Company or any of its subsidiaries (or any successors thereto by merger or purchase) commencing February 1, 2004 if the Executive experiences a Separation from Service For Good Reason prior to January 1, 2009 but after Charles J. Koch ceases to be the Chief Executive Officer of the Company due to death; provided however, in no event shall the Accrued Benefit Percentage exceed 70%. There shall be no duplication of the Accrued Benefit Percentage for service with more than one employer."

         2. Section 1(b) of the SRA is hereby amended and fully restated as follows:

                           "BENEFIT COMMENCEMENT DATE shall mean the last day of
                  the calendar month following the earliest of (i) Normal Retirement Age, (ii) the date the Executive attains (or but for his death would have attained) age 65 if prior thereto he experiences a Separation from Service for Cause, (iii) the date of the Executive's Separation from Service for any reason other than Cause provided the Executive is then age 58 or older, (iv) the date the Executive attains (or but for his death would have attained) the age of 58 years if he experiences a Separation from Service for any reason other than Cause prior to his attaining age 58 or (v) 6 months after the date of death of the Executive if he dies while employed by the Company or any of its subsidiaries (or any successors thereto by merger or purchase)."

         3. Section 1(c) of the SRA is hereby amended and fully restated as follows:

                           "(c)     CAUSE shall mean a Separation from Service
                  by action of the Company or any of its subsidiaries (or any successor by merger or purchase) (i) due to the Executive's dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (excluding violations which do not have an adverse effect on the Company or Charter One Bank, N.A. (or any successors thereto by merger or purchase)), or material breach of any provision of his written employment agreement with the Company which results in a Termination for Cause under such employment agreement; or (ii) after the Executive is permanently prohibited from participation in the conduct of the affairs of the Company or any of its subsidiaries (or any successors by merger or purchase) by a governmental or regulatory authority.

         4. Section 1(g) of the SRA is hereby amended and fully restated as follows:

                           "(g)     MONTHLY BENEFIT shall mean the Average
                  Compensation multiplied by the Accrued Benefit Percentage. Notwithstanding the foregoing, (i) the Monthly Benefit shall not exceed $25,000 if the

                  Executive (A) experiences a Separation from Service prior to January 1, 2009 for any reason other than (1) For Good Reason after Charles J. Koch is no longer the Chief Executive Officer of the Company or (2) Without Cause, or (B) forfeits the Enhanced SRA under Section 3(k) below; (ii) the Monthly Benefit shall not exceed $40,625 if the Executive (A) experiences a Separation from Service (1) For Good Reason prior to January 1, 2009 but after Charles J. Koch ceases to be the Chief Executive Officer of the Company for any reason other than death, (2) Without Cause prior to January 1, 2009, or (3) for any reason after December 31, 2008 and (B) has not forfeited the Enhanced SRA under Section 3(k) below; or (iii) the Monthly Benefit shall not exceed the aggregate of (A) $25,000 and (B) 1/59 of $15,625 for each full calendar month of the Executive's employment with the Company or any of its subsidiaries (or any successors by merger or purchase) commencing February 1, 2004, if the Executive (1) experiences a Separation from Service For Good Reason prior to January 1, 2009 but after Charles J. Koch ceases to be the Chief Executive Officer of the Company due to death and (2) has not forfeited the Enhanced SRA benefit under Section 3(k) below.

         5. The SRA is hereby further amended by the addition of the following new Sections 1(k) and (m):

                           "(k)     FOR GOOD REASON shall mean a Separation from
                  Service by action of the Executive due to a material diminution of or interference with his duties, responsibilities or benefits which constitutes an Involuntary Termination (as defined in the Executive's written employment agreement with the Company) by action of the Executive.

                           (l) WITHOUT CAUSE shall mean a Separation from Service by action of the Company or any of its subsidiaries (or any successors thereto by merger or purchase), but specifically excluding a Separation from Service for Cause or on account of the disability of the Executive.

         6. The SRA is hereby further amended by the addition of the following new Section 3(k),:

                           "(k)     FORFEITURE OF THE ENHANCED BENEFIT. If the
                  Executive forfeits his Vested Account Balance (as such term is defined in the 2004 Senior Executive DCP) pursuant to the terms of the 2004 Senior Executive DCP, then in any such event, the Executive shall likewise forfeit the Enhanced SRA Benefit and any rights of the Executive to the Enhanced SRA Benefit shall cease and terminate (i.e. the Executive shall not be entitled to the benefit provided in Section 1(a)(ii) or a Monthly Benefit in excess of $25,000). The 2004 Senior Executive DCP and the Executive's DCP Plan Agreement are hereby incorporated herein by reference." If the Executive commences receiving the Enhanced SRA Benefit and subsequently forfeits the Enhanced SRA Benefit as provided above, then the Executive shall be obligated to return to the Company the cumulative amount of the Enhanced SRA Benefit previously paid to the Executive.

         7. Except as modified and amended herein, the SRA shall remain in full force and effect.

         The parties have caused this Amendment to be executed and delivered as of the date first above herein written.

                                     CHARTER ONE FINANCIAL, INC.

                                     By: /s/ Charles John Koch
                                        -----------------------------------
                                              Authorized Officer

                                     EXECUTIVE

                                     /s/ Robert J. Vana
                                     ---------------------------------------
                                     ROBERT J. VANA